UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

Pursuant To Section 13 Or 15 (d) of the
Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2005

EXIDE TECHNOLOGIES

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11263 (Commission File Number)	23-0552730 (IRS Employer Identification No.)

Crossroads Corporate Center 3150 Brunswick Pike Suite 230 Lawrenceville, New Jersey 08648		08648
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 512-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE, DATED MARCH 16, 2005

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On March 16, 2005, the Company announced the election of Mark C. Demetree to its Board of Directors. Mr. Demetree will serve on the Company’s Nominating and Corporate Governance Committee. As described in more detail in the Company’s Report on Form 8-K filed on March 3, 2005, Mr. Demetree was elected based on nominations submitted by Sandell Asset Management Corp.

     A copy of the press release announcing the election, dated March 16, 2005, is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits.

99.1      Press Release, dated March 16, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXIDE TECHNOLOGIES (Registrant)
Date: March 16, 2005	By:	/S/ STUART H. KUPINSKY
		Name:	Stuart H. Kupinsky
		Title:	Executive Vice President, General Counsel and Secretary